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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and
     Stockholders' of Prime Hospitality Corp.:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement No. 33-54995.

                                                       ARTHUR ANDERSEN LLP


Roseland, New Jersey
March 7, 1995